EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on February 24, 2012

Please detach at perforation before mailing.

COMMON SHARES	NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 24, 2012	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen Insured California Tax-Free Advantage Municipal Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Insured California Tax-Free Advantage Municipal Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on February 24, 2012, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares of Nuveen Insured California Tax-Free Advantage Municipal Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	NKX_23113_Com_011812

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Insured California Tax-Free Advantage Municipal Fund

Shareholders Meeting to Be Held on February 24, 2012.

The Proxy Statement and Proxy Card for this meeting are available at: www.proxy-direct.com/nuv23113

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Board Members: Class II:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. John P. Amboian
	02. David J. Kundert	☐	☐	☐
03. Terence J. Toth

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

		FOR	AGAINST	ABSTAIN
3.	To approve the issuance of additional common shares in connection with each Reorganization pursuant to the Agreement and Plan of Reorganization.	☐	☐	☐

4a.	To approve the elimination of the existing fundamental investment policy related to the Fund’s investment of at least 80% of its assets in insured municipal securities.	☐	☐	☐

4b.	To approve a new fundamental investment policy related to the Fund’s investment of at least 80% of its assets in municipal securities.	☐	☐	☐

5a.	To approve the elimination of the Fund’s existing fundamental investment policy related to the Fund’s ability to make loans.	☐	☐	☐

5b.	To approve a new fundamental investment policy related to the Fund’s ability to make loans.	☐	☐	☐

WE URGE TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

NKX_23113_Com_011812

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on February 24, 2012

Please detach at perforation before mailing.

COMMON SHARES	NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 24, 2012	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen Insured California Dividend Advantage Municipal Fund, revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Insured California Dividend Advantage Municipal Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on February 24, 2012, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares of Nuveen Insured California Dividend Advantage Municipal Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	NKL_23113_Com_011812

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Insured California Dividend Advantage Municipal Fund

Shareholders Meeting to Be Held on February 24, 2012.

The Proxy Statement and Proxy Card for this meeting are available at: www.proxy-direct.com/nuv23113

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Board Members: Class II:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. John P. Amboian
	02. David J. Kundert	☐	☐	☐
03. Terence J. Toth

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

		FOR	AGAINST	ABSTAIN
2.	To approve the Agreement and Plan of Reorganization.	☐	☐	☐

4a.	To approve the elimination of the existing fundamental investment policy related to the Fund’s investment of at least 80% of its assets in insured municipal securities.	☐	☐	☐

4b.	To approve a new fundamental investment policy related to the Fund’s investment of at least 80% of its assets in municipal securities.	☐	☐	☐

5a.	To approve the elimination of the Fund’s existing fundamental investment policy related to the Fund’s ability to make loans.	☐	☐	☐

5b.	To approve a new fundamental investment policy related to the Fund’s ability to make loans.	☐	☐	☐

WE URGE TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

NKL_23113_Com_011812

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on February 24, 2012

Please detach at perforation before mailing.

COMMON SHARES	NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 24, 2012	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of the Nuveen Insured California Premium Income Municipal Fund, Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Insured California Premium Income Municipal Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on February 24, 2012, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares of Nuveen Insured California Premium Income Municipal Fund, Inc. represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	NPC_23113_Com_011812

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Insured California Premium Income Municipal Fund, Inc.

Shareholders Meeting to Be Held on February 24, 2012.

The Proxy Statement and Proxy Card for this meeting are available at: www.proxy-direct.com/nuv23113

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ¢

1.	Election of Board Members:				FOR	WITHHOLD	FOR ALL
					ALL	ALL	EXCEPT

	01.	John P. Amboian	05.	Judith M. Stockdale
	02.	Robert P. Bremner	06.	Carole E. Stone	☐	☐	☐
	03.	Jack B. Evans	07.	Virginia L. Stringer
	04.	David J. Kundert	08.	Terence J. Toth

	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

					FOR	AGAINST	ABSTAIN

2.	To approve the Agreement and Plan of Reorganization.				☐	☐	☐

4a.	To approve the elimination of the existing fundamental investment policy related to the Fund’s investment of at least 80% of its assets in insured municipal securities.				☐	☐	☐

4b.	To approve a new fundamental investment policy related to the Fund’s investment of at least 80% of its assets in municipal securities.				☐	☐	☐

5a.	To approve the elimination of the Fund’s existing fundamental investment policy related to the Fund’s ability to make loans.				☐	☐	☐

5b.	To approve a new fundamental investment policy related to the Fund’s ability to make loans.				☐	☐	☐

WE URGE TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

NPC_23113_Com_011812

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on February 24, 2012

Please detach at perforation before mailing.

COMMON SHARES	NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 24, 2012	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of the Nuveen Insured California Premium Income Municipal Fund 2, Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman, Kevin J. McCarthy and Kathleen Prudhomme, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Insured California Premium Income Municipal Fund 2, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on February 24, 2012, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares of Nuveen Insured California Premium Income Municipal Fund 2, Inc. represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	NCL_23113_Com_011812

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Insured California Premium Income Municipal Fund 2, Inc.

Shareholders Meeting to Be Held on February 24, 2012.

The Proxy Statement and Proxy Card for this meeting are available at: www.proxy-direct.com/nuv23113

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ¢

1.	Election of Board Members:				FOR	WITHHOLD	FOR ALL
					ALL	ALL	EXCEPT

	01.	John P. Amboian	05.	Judith M. Stockdale
	02.	Robert P. Bremner	06.	Carole E. Stone	☐	☐	☐
	03.	Jack B. Evans	07.	Virginia L. Stringer
	04.	David J. Kundert	08.	Terence J. Toth

	INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

					FOR	AGAINST	ABSTAIN

2.	To approve the Agreement and Plan of Reorganization.				☐	☐	☐

4a.	To approve the elimination of the existing fundamental investment policy related to the Fund’s investment of at least 80% of its assets in insured municipal securities.				☐	☐	☐

4b.	To approve a new fundamental investment policy related to the Fund’s investment of at least 80% of its assets in municipal securities.				☐	☐	☐

5a.	To approve the elimination of the Fund’s existing fundamental investment policy related to the Fund’s ability to make loans.				☐	☐	☐

5b.	To approve a new fundamental investment policy related to the Fund’s ability to make loans.				☐	☐	☐

WE URGE TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

NCL_23113_Com_011812